                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)        JUNE 13, 2000
                                                -------------------------------



                        FIRST COMMUNITY BANCSHARES, INC.
             -------------------------------------------------------
             (Excact name of registrant as specified in its charter)


         NEVADA                       0-19297                     55-0694814
---------------------------    ------------------------      -------------------
State or other jurisdiction    (Commission File Number)       (IRS Employer of
       incorporation)                                        Identification No.)


           P.O. BOX 989, BLUEFIELD, VIRGINIA              24605-0989
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:      (540) 326-9000
                                                   --------------------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial statements and exhibits

     (c) Exhibits

         99.1 Press Release




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2000


                                      FIRST COMMUNITY BANCSHARES, INC.

                                      BY: /s/ JOHN M. MENDEZ
                                         ---------------------------------------
                                         JOHN M. MENDEZ, PRESIDENT & CHIEF
                                         EXECUTIVE OFFICER

                                  EXHIBIT INDEX

Exhibit No.                                              Page No.
-----------                                              --------
   99.1        Press Release                                 3